UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2009

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center
Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events.

This Form 8-K is being filed by Rockwood Holdings, Inc. (the “Company”) to retrospectively adjust portions of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed on March 2, 2009, to reflect our adoption, effective January 1, 2009, of Statement of Financial Accounting Standards (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51.”

SFAS No. 160 establishes reporting requirements that provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners.  The accounting and reporting for minority interests was recharacterized as noncontrolling interests and classified as a component of equity per this statement.  Prior period information presented in the Exhibits to this Form 8-K has been reclassified, where required.

The following items of the 2008 Form 10-K are being adjusted retrospectively to reflect the adoption of the accounting pronouncement described above (which Items as adjusted are attached as Exhibits hereto and hereby incorporated by reference herein):

Item 6 – Selected Financial Data

Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8 – Financial Statements and Supplementary Data

Item 15 – Schedule I – Condensed Financial Information of Registrant

No items of the 2008 Form 10-K other than those identified above are being revised by this filing.  Information in the 2008 Form 10-K is generally stated as of December 31, 2008 and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncement described above.  Without limitation to the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K or any information, uncertainties, transactions, risks, events or trends occurring, or known to management.  More current information is contained in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31 and June 30, 2009 and other filings with the Securities and Exchange Commission.  This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and such Quarterly Reports on Form 10-Q and other filings.  The Form 10-Q’s and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2008 Form 10-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

23.1	Consent of Deloitte & Touche LLP

99.1	Item 6, Form 10-K – Selected Financial Data

99.2	Item 7, Form 10-K – Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8, Form 10-K – Financial Statements and Supplementary Data

99.4	Item 15, Form 10-K – Schedule I – Condensed Financial Information of Registrant

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Rockwood Holdings, Inc.

By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

Date:  August 24, 2009